                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 5/01/04 - 5/31/04


                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.


                                                                                                       DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                                       FORM NO.      ATTACHED     ATTACHED
------------------                                                                       --------      --------    -----------
Schedule of Cash Receipts and Disbursements                                               MOR - 1
     Weekly Receipts & Disbursements                                                         A             X
     Cash Disbursements by Petitioning Entity                                                B             X
     Bank Account Information                                                                C             X
Statement of Operations                                                                   MOR - 2          X
Balance Sheet                                                                             MOR - 3          X
Status of Postpetition Taxes                                                              MOR - 4          X
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                       X
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                              X
Summary of Unpaid Postpetition Debts                                                      MOR - 4          X
ummary Accounts Receivable Aging                                                          MOR - 5          X
Debtor Questionnaire                                                                      MOR - 5          X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Rebecca A. Roof                        Interim Chief Financial Officer
------------------------------------       ------------------------------------
Signature of Responsible Party             Title

Rebecca A. Roof                            7/19/2004
------------------------------------       ------------------------------------
Printed Name of Responsible Party          Date: July 19 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04


NOTES TO THE MONTHLY OPERATING REPORT


GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4]

DEBTOR                                                                        CASE NUMBER
------                                                                        -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964


NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                         CURRENT        CUMULATIVE
                                                  WEEK 1       WEEK 2        WEEK 3        WEEK 4      PERIOD TOTAL   FILING TO DATE
                                                ----------   ----------    ----------    ----------    ------------   --------------
CASH RECEIPTS:
   Fleming Receipts                             $      313   $      375    $      204    $      296    $     1,187    $ 2,463,822
   Core-Mark Receipts[3]                            64,454       67,341        68,015        64,342    $   264,152      4,395,755
   Asset / Excess Inventory Sales & Other               --           --            --            --    $        --        330,293
                                                ----------   ----------    ----------    ----------    ------------   -----------
ACTUAL RECEIPTS                                 $   64,767   $   67,716    $   68,218    $   64,638    $   265,339    $ 7,189,870
                                                ----------   ----------    ----------    ----------    ------------   -----------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming                 $       (8)  $       (7)   $       --    $       (9)   $       (24)   $(1,620,384)
   Material Purchases - Core-Mark[3]               (52,406)     (50,743)      (51,385)      (55,033)      (209,567)    (3,265,219)
   Tax Disbursements - Cigarettes                  (13,189)     (11,285)      (11,157)       (6,945)       (42,576)      (674,752)
   Tax Disbursements - Other                           (18)        (888)         (836)          (31)        (1,773)       (15,108)
   Employee & Payroll                               (3,610)      (1,271)       (4,356)       (1,357)       (10,594)      (389,051)
   Lease & Recurring Costs                            (572)        (295)         (397)         (358)        (1,622)      (102,853)
   Other Operating Costs                            (2,968)      (2,974)       (2,141)       (1,279)        (9,362)      (304,868)
                                                ----------   ----------    ----------    ----------    ------------   -----------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS       $  (72,771)  $  (67,463)   $  (70,272)   $  (65,012)   $  (275,517)   $(6,372,234)
                                                ----------   ----------    ----------    ----------    ------------   -----------


CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]        $       --   $       --    $       --    $       --    $        --    $  (102,548)
   Capital Expenditures                                 --           --            --            --             --         (2,216)
   Restructuring & Professional Fees                (1,977)      (2,499)         (116)       (4,306)        (8,899)       (94,576)
   Interest & Financing                               (491)          --            --            --           (491)       (86,576)
   Other Non-Operating Costs                            --           --            --          (175)          (175)          (175)
   Debt Repayment                                                                  --                            --      (422,799)
                                                ----------   ----------    ----------    ----------    ------------   -----------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS   $   (2,468)  $   (2,499)   $     (116)   $   (4,481)   $    (9,564)   $  (708,889)
                                                ----------   ----------    ----------    ----------    ------------   -----------

TOTAL ACTUAL DISBURSEMENTS                      $  (75,238)  $  (69,962)   $  (70,389)   $  (69,493)   $  (285,082)   $(7,081,124)
                                                ----------   ----------    ----------    ----------    ------------   -----------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                      $ (285,082)
   LESS:  Transfers to Debtor in Possession Accounts                                             --
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)               --
                                                                                         ----------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $ (285,082)


NOTES

[1] Weekly Receipts and Disbursements include both Core-Mark and Fleming for the current month. Monday, May 31, 2004 would have been listed as Week 5 activity, but due to it being a holiday, there were no transactions.

[2] This Monthly Operating report (including the periods covering April 1, 2003 through April 30, 2004 reports previously filed) includes within the DSD/Critical Vendor/PACA Payments among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                             CUMULATIVE
                                                             CURRENT            FILING
PETITIONING ENTITIES                        CASE NUMBER    PERIOD TOTAL        TO DATE
----------------------------------------   -------------   -------------    -------------
Core-Mark International, Inc.                   03-10944   $    (180,890)   $  (2,890,845)
Fleming Companies, Inc.                         03-10945   $     (20,427)      (2,636,033)
ABCO Food Group, Inc.                           03-10946                               --
ABCO Markets, Inc.                              03-10947                               --
ABCO Realty Corp.                               03-10948                               --
ASI Office Automation, Inc.                     03-10949                               --
Core-Mark Mid-Continent, Inc.                   03-10950         (40,550)        (637,703)
Core-Mark Interrelated Companies, Inc.          03-10951   $      (7,100)        (108,003)
C/M Products, Inc.                              03-10952                               --
Favar Concepts, Ltd.                            03-10953                             (667)
Fleming Foods Management Co., L.L.C.            03-10954                               --
Fleming Foods of Texas, L.P.                    03-10955                         (113,199)
Fleming International, Ltd.                     03-10956                           (1,399)
Fleming Transportation Service, Inc.            03-10957                              124
Fleming Supermarkets of Florida, Inc.           03-10958                               --
Food 4 Less Beverage Company, Inc.              03-10959                               --
Fuelserv, Inc.                                  03-10960                               --
General Acceptance Corporation                  03-10961                               --
Marquise Ventures Company, Inc.                 03-10962                               --
Head Distributing Company                       03-10963   $      (7,010)        (102,297)
Minter Weisman Co.                              03-10964   $     (29,105)        (321,728)
Piggly Wiggly Company                           03-10965                             (891)
Progressive Realty, Inc.                        03-10966                               (4)
Rainbow Food Group, Inc.                        03-10967                          (31,595)
Retail Investments, Inc.                        03-10968                         (165,252)
Retail Supermarkets, Inc.                       03-10970                               --
RFS Marketing Services, Inc.                    03-10971                               --
Richmar Foods, Inc.                             03-10972                          (71,566)
Dunigan Fuels, Inc.                             03-10973                              (67)
                                           -------------   -------------    -------------

TOTAL ACTUAL DISBURSEMENTS [2] [3]                         $    (285,082)   $  (7,081,125)
                                           -------------   -------------    -------------

NOTES

[1] Employee and Payroll disbursements for the current period, per the Weekly Receipts and Disbursements schedule, were $1.3 million for Fleming Companies, Inc. and $9.3 million for Core-Mark International, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for the current month and for 04/01/03 through the current month for the Cumulative Filing to Date.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  05/01/04 - 5/31/04
BANK ACCOUNT INFORMATION


PETITIONING ENTITIES                             BANK                           ACCOUNT NUMBER          TYPE
--------------------                       ------------------                   -------------- -----------------------
Core-Mark International, Inc               Bank Of Montreal                         5691032070 Disbursement
Core-Mark International, Inc               Bank Of Montreal                       127881013601 Disbursement
Core-Mark International, Inc               Bank Of Montreal                        07600000313 Depository/Disbursement
Core-Mark International, Inc               Bank Of Montreal                        07601154963 Disbursement
Core-Mark International, Inc               Bank Of Montreal                        07601102397 Disbursement
Core-Mark International, Inc               Bank Of Montreal                      0004-1664-436 Disbursement
Core-Mark International, Inc               Bank Of Montreal                        07604601086 FX Swap Funding Acct
Core-Mark International, Inc               JP Morgan                                 323252028 Depository
Core-Mark International, Inc               JP Morgan Chase                          9102775419 Disbursement
Core-Mark International, Inc               JP Morgan Chase                          9102775435 Disbursement
Core-Mark International, Inc               JP Morgan Chase                          9102775443 Disbursement
Core-Mark International, Inc               JP Morgan Chase                          9102775427 Disbursement
Core-Mark International, Inc               JP Morgan Chase                           601809668 Disbursement
Core-Mark International, Inc               Scotia Bank                            112390010715 Depository
Core-Mark International, Inc               Scotia Bank                             71480000914 Depository
Core-Mark International, Inc               Scotia Bank                           4052700104313 Depository
Core-Mark International, Inc               Scotia Bank                            714800001414 Depository
Core-Mark International, Inc               Scotia Bank                            714800011312 Depository
Core-Mark International, Inc               Washington Trust Bank                    1001823194 Depository
Core-Mark International, Inc               Wells Fargo                              4159287788 Depository
Core-Mark International, Inc               Wells Fargo                              4518099999 Depository
Core-Mark International, Inc               Wells Fargo                              4311848436 Depository
Core-Mark International, Inc               Wells Fargo                              4159555366 Depository
Core-Mark International, Inc               Wells Fargo                              4518100110 Depository
Core-Mark International, Inc               Wells Fargo                              4128523081 Depository
Core-Mark International, Inc               Wells Fargo                              4518100235 Depository
Core-Mark International, Inc               Wells Fargo                              4518100177 Depository
Core-Mark International, Inc               Wells Fargo                              4758355309 Depository
Core-Mark International, Inc               Wells Fargo                              4159688902 Depository
Core-Mark International, Inc               Wells Fargo                              4091220731 Depository
Core-Mark International, Inc               Wells Fargo                              4801900069 Depository
Core-Mark International, Inc               Wells Fargo                              4801908815 Depository
Core-Mark International, Inc               Wells Fargo                              4496851460 Depository
Core-Mark International, Inc               Wells Fargo                              4311848584 Disbursement
Core-Mark International, Inc               Wells Fargo                              4759613938 Disbursement
Core-Mark International, Inc               Wells Fargo                              4518110564 Disbursement
Core-Mark International, Inc               Wells Fargo / Wachovia                    540459849 Disbursement
Core-Mark International, Inc               Wilson & Muir                               7516436 Depository
Fleming Companies, Inc.                    Bank of America                          3751525666 Depository
Fleming Companies, Inc.                    Bank of America                          3751508777 Depository
Fleming Companies, Inc.                    Bank of America                          3751022745 Depository
Fleming Companies, Inc.                    Bank One                                   10148350 Disbursement
Fleming Companies, Inc.                    Fleet Non Union Health                      1713312 Disbursement
Fleming Companies, Inc.                    JP Morgan                                  22426761 Disbursement
Fleming Companies, Inc.                    JP Morgan                                8806323919 Depository
Fleming Companies, Inc.                    JP Morgan                                8806363428 Depository
Fleming Companies, Inc.                    JP Morgan                                 323252842 Depository
Fleming Companies, Inc.                    JP Morgan                                8806247712 Depository
Fleming Companies, Inc.                    JP Morgan                                8806232185 Depository
Fleming Companies, Inc.                    JP Morgan                                8806232227 Depository
Fleming Companies, Inc.                    JP Morgan                                8806258271 Depository/Disbursement
Fleming Companies, Inc.                    JP Morgan                                8806362958 Depository/Disbursement
Fleming Companies, Inc.                    JP Morgan                                8806170047 Disbursement
Fleming Companies, Inc.                    JP Morgan                                8805174594 Disbursement
Fleming Companies, Inc.                    JP Morgan                                6300030353 Disbursement
Fleming Companies, Inc.                    JP Morgan                                6300064998 Disbursement
Head Distributing Co.                      Bank Of America                          3752010688 Depository
Head Distributing Co.                      Suntrust                                 8801337430 Depository
Head Distributing Co.                      Union Planters Bank                      3500594164 Depository
Minter Weisman                             Bank of America                          3299781296 Disbursement
Plymouth (Minter Weisman)                  US Bank                                160234449926 Depository

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                                         MAY 1, 2004-
FLEMING COMPANIES, INC. & SUBSIDIARIES [1] [2] [3]                       MAY 31, 2004
----------------------------------------------------------------------   -------------
NET SALES                                                                $     343,414
COSTS AND EXPENSES:
     Cost of sales                                                            (333,918)
     Selling and administrative                                                 (8,870)
     Reorganization items, net                                                    (169)
     Interest expense                                                             (128)
     Interest income and other                                                     292
     Impairment/restructuring charges                                               --
                                                                         -------------
         TOTAL COSTS AND EXPENSES                                             (342,794)
                                                                         -------------

     Income/(Loss) before income taxes                                             621
     Taxes on income/(loss)                                                         --
                                                                         -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      621
                                                                         -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                         (12,785)
     Taxes on income/(loss)                                                         --
                                                                         -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                (12,785)
                                                                         -------------

                                                                         -------------
NET INCOME/(LOSS)                                                        $     (12,165)
                                                                         -------------



NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of the current month includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
ABCO FOOD GROUP, INC.                                MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
CORE-MARK INTERNATIONAL, INC.                        MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $     243,768
COSTS AND EXPENSES:
     Cost of sales                                        (237,147)
     Selling and administrative                             (5,866)
     Reorganization items, net                                (169)
     Interest expense                                         (128)
     Interest income and other                                 277
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                         (243,032)
                                                     -------------

     Income/(Loss) before income taxes                         736
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                  736
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         736
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
CORE-MARK INTERRELATED COMPANIES, INC.               MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $       7,942
COSTS AND EXPENSES:
     Cost of sales                                          (7,580)
     Selling and administrative                                (95)
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  (0)
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                           (7,676)
                                                     -------------

     Income/(Loss) before income taxes                         267
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                  267
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         267
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
CORE-MARK MID-CONTINENT, INC.                        MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $      43,990
COSTS AND EXPENSES:
     Cost of sales                                         (42,650)
     Selling and administrative                               (850)
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  34
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                          (43,466)
                                                     -------------

     Income/(Loss) before income taxes                         524
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                  524
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         524
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
DUNIGAN FUELS, INC.                                  MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                         (31)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                (31)
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         (31)
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
FAVAR CONCEPTS, LTD                                  MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
FLEMING COMPANIES, INC.                              MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $      14,643
COSTS AND EXPENSES:
     Cost of sales                                         (14,392)
     Selling and administrative                               (809)
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                   0
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                          (15,200)
                                                     -------------

     Income/(Loss) before income taxes                        (557)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                 (557)
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                     (13,386)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS            (13,386)
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $     (13,944)
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                      MAY 1, 2004-
FLEMING FOODS OF TEXAS, L.P.                          MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                           1
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                  1
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $           1
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
FLEMING INTERNATIONAL, LTD                           MAY 31, 2004
-----------------------------------------------      -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
FLEMING TRANSPORTATION SERVICES, INC.                MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
HEAD DISTRIBUTING COMPANY                            MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $       7,886
COSTS AND EXPENSES:
     Cost of sales                                          (7,641)
     Selling and administrative                               (496)
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                 (22)
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                           (8,158)
                                                     -------------

     Income/(Loss) before income taxes                        (273)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                 (273)
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $        (273)
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
MINTER-WEISMAN CO.                                   MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $      25,186
COSTS AND EXPENSES:
     Cost of sales                                         (24,509)
     Selling and administrative                               (754)
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                   2
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                          (25,261)
                                                     -------------

     Income/(Loss) before income taxes                         (75)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                  (75)
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         (75)
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
PIGGLY WIGGLY COMPANY                                MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                         (15)
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                (15)
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $         (15)
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
PROGRESSIVE REALTY, INC.                             MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
RAINBOW FOOD GROUP, INC.                             MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                           5
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                  5
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $           5
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
RETAIL INVESTMENTS, INC.                             MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     MAY 1, 2004-
RFS MARKETING SERVICES, INC.                         MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 --
                                                     -------------

                                                     -------------
NET INCOME/(LOSS)                                    $          --
                                                     -------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                     MAY 1, 2004-
RICHMAR FOODS, INC.                                  MAY 31, 2004
--------------------------------------------------   -------------
NET SALES                                            $          --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                     -------------
         TOTAL COSTS AND EXPENSES                               --
                                                     -------------

     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                         641
     Taxes on income/(loss)                                     --
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                641
                                                     -------------

NET INCOME/(LOSS)                                    $         641
                                                     -------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                                 MAY 31, 2004
-------------------------------------------------------------------      ----------------
ASSETS
CURRENT ASSETS:
           Cash and cash equivalents [12]                                $     290,384
           Receivables, net [2]                                                417,415
           Inventories                                                         152,115
           Assets held for sale [3]                                              1,114
           Other current assets                                                 33,483
                                                                         -------------
                  TOTAL CURRENT ASSETS                                         894,512
                                                                         -------------

Investments and notes receivable, net                                               34
Investment in direct financing leases                                               --

                                                                         -------------
Net property and equipment                                                      38,676
                                                                         -------------

Other assets                                                                    42,327
                                                                         -------------

                                                                         -------------
TOTAL ASSETS                                                             $     975,549
                                                                         -------------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
           Accounts payable [2]                                          $     205,473
           Liabilities held for sale [3]                                            --
           Other current liabilities                                            50,864
                                                                         -------------
                  TOTAL CURRENT LIABILITIES                                    256,338
                                                                         -------------

Long-term debt                                                                      --
Long-term obligations under capital leases                                          --
Other liabilities                                                                6,574

Liabilities subject to compromise [4] [5]                                    2,439,471

Net intercompany due to (from) [6]                                               1,390

SHAREHOLDERS' EQUITY:
           Common stock, $2.50 par value per share                             136,221
           Capital in excess of par value                                      710,623
           Reinvested earnings (deficit)                                    (2,560,577)
           Accumulated other comprehensive income:
                  Additional minimum pension liability [11]                    (15,663)
                  Cumulative foreign currency translation adjustment             1,172
                                                                         -------------
                  TOTAL SHAREHOLDERS' EQUITY                             $  (1,728,225)
                                                                         -------------

                                                                         -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $     975,549
                                                                         -------------

LIABILITIES SUBJECT TO COMPROMISE [4] [5]
Debt and notes payable [7] [8]                                           $   1,540,701
Accounts payable [9] [13] [14]                                                 435,794
Damage estimates for closed and rejected leases [10]                           148,555
Other liabilities [9] [15]                                                      38,024
Pension obligation [11]                                                        258,354
Taxes payable [9] [16]                                                          18,043
                                                                         -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   2,439,471


GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved by Fleming for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Continuing Operations for the month includes only the convenience business. The remaining fixed assets of all other businesses have been reclassified as Assets Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, damage estimates for closed and rejected leases, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods.

[5] The Company has paid certain prepetition liabilities and continues to reconcile these payments against Liabilities Subject to Compromise.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term loan and related accrued interest balances as of the current month end.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10] Damage estimates for closed and rejected leases are current end of month balances.

[11] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The amounts necessary to adjust the pension accrual to the settlement amount was made in April and reflected in the April Statement of Operations.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.

[13] Fleming has reached agreement in principle with the lead plaintiffs representing a class of vendors who provided goods directly to third party retailers prior to April 1, 2003 and for which remittances had allegedly been collected by Fleming but not turned over to the vendors (DSD vendors). The settlement amount is $17.5 million. An adjustment was made in April, and reflected in the April Statement of Operations, to the liability subject to compromise account to reflect the settlement amount. The Court has preliminarily approved this class action settlement, and the parties expect to obtain final approval on July 9, 2004.

CORE-MARK ENTITIES

[14] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[15] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                         AS OF
ABCO FOOD GROUP, INC.                                                 MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                      $      --
         Receivables, net                                                      --
         Inventories                                                           --
         Assets held for sale                                                  --
         Other current assets                                                   3
                                                                        ---------
                TOTAL CURRENT ASSETS                                            3
                                                                        ---------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                        ---------
Net property and equipment                                                     --
                                                                        ---------
Other assets                                                                   --
                                                                        ---------

TOTAL ASSETS                                                            $       3
                                                                        ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                               $      --
         Liabilities held for sale                                             --
         Other current liabilities                                             --
                                                                        ---------
                TOTAL CURRENT LIABILITIES                                      --
                                                                        ---------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                           1,300

Net intercompany due to (from)                                             (1,297)

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share
         Capital in excess of par value
         Reinvested earnings (deficit)
         Accumulated other comprehensive income:                               --
                Additional minimum pension liability
                Cumulative foreign currency translation adjustment
                                                                        ---------
                TOTAL SHAREHOLDERS' EQUITY                              $      --
                                                                        ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $       3
                                                                        ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $      --
Accounts payable                                                            1,300
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                        ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $   1,300


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
CORE-MARK INTERNATIONAL, INC.                                        MAY 31, 2004
---------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                      $  73,466
         Receivables, net                                                 124,036
         Inventories                                                      102,292
         Assets held for sale                                                  --
         Other current assets                                              27,323
                                                                        ---------
                 TOTAL CURRENT ASSETS                                     327,117
                                                                        ---------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --

                                                                        ---------
Net property and equipment                                                 17,840
                                                                        ---------
Other assets                                                               34,144
                                                                        ---------

                                                                        ---------
TOTAL ASSETS                                                            $ 379,100
                                                                        ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                               $ 105,045
         Liabilities held for sale                                             --
         Other current liabilities                                         14,461
                                                                        ---------
                 TOTAL CURRENT LIABILITIES                                119,507
                                                                        ---------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                           5,678

Liabilities subject to compromise                                          77,803

Net intercompany due to (from)                                            176,113

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share
         Capital in excess of par value
         Reinvested earnings (deficit)
         Accumulated other comprehensive income:                               --
                 Additional minimum pension liability
                 Cumulative foreign currency translation adjustment
                                                                        ---------
                 TOTAL SHAREHOLDERS' EQUITY                             $      --
                                                                        ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $ 379,100
                                                                        ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $      --
Accounts payable                                                           73,359
Damage estimates for closed and rejected leases                                --
Other liabilities                                                             123
Pension obligation                                                          4,270
Taxes payable                                                                  50
                                                                        ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $  77,803


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                       AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                              MAY 31, 2004
--------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                          $    --
      Receivables, net                                                     4,659
      Inventories                                                          7,459
      Assets held for sale                                                    --
      Other current assets                                                    50
                                                                         -------
          TOTAL CURRENT ASSETS                                            12,167
                                                                         -------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --

                                                                         -------
Net property and equipment                                                   277
                                                                         -------
Other assets                                                                  --
                                                                         -------

                                                                         -------
TOTAL ASSETS                                                             $12,444
                                                                         -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                   $ 1,743
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                         -------
          TOTAL CURRENT LIABILITIES                                        1,743
                                                                         -------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                          5,255

Net intercompany due to (from)                                             5,446

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                         -------
          TOTAL SHAREHOLDERS' EQUITY                                     $    --
                                                                         -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $12,444
                                                                         -------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $    --
Accounts payable                                                           5,255
Damage estimates for closed and rejected leases                               --
Other liabilities                                                             --
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                         -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $ 5,255


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
CORE-MARK MID-CONTINENT, INC.                                       MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                          $    --
      Receivables, net                                                    23,929
      Inventories                                                         19,195
      Assets held for sale                                                    --
      Other current assets                                                 3,614
                                                                         -------
          TOTAL CURRENT ASSETS                                            46,738
                                                                         -------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --

Net property and equipment                                                10,908
                                                                         -------
Other assets                                                               1,472
                                                                         -------

                                                                         -------
Total assets                                                             $59,118
                                                                         -------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                   $ 2,483
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                         -------
          TOTAL CURRENT LIABILITIES                                        2,483
                                                                         -------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                          5,304

Net intercompany due to (from)                                            51,331

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                         -------
          TOTAL SHAREHOLDERS' EQUITY                                     $    --
                                                                         -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $59,118
                                                                         -------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $    --
Accounts payable                                                           5,273
Damage estimates for closed and rejected leases                               --
Other liabilities                                                             31
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                         -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $ 5,304


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                        AS OF
DUNIGAN FUELS, INC.                                                  MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $      --
      Receivables, net                                                      2,941
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                     --
                                                                        ---------
          TOTAL CURRENT ASSETS                                              2,941
                                                                        ---------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --
                                                                        ---------
Net property and equipment                                                     --
                                                                        ---------
Other assets                                                                   --
                                                                        ---------

TOTAL ASSETS                                                            $   2,941
                                                                        ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $      --
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                        ---------
          TOTAL CURRENT LIABILITIES                                            --
                                                                        ---------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              81

Liabilities subject to compromise                                           7,683

Net intercompany due to (from)                                             (4,822)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                        ---------
          TOTAL SHAREHOLDERS' EQUITY                                    $      --
                                                                        ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $   2,941
                                                                        ---------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $      --
Accounts payable                                                            7,148
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                 535
                                                                        ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $   7,683


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
FAVAR CONCEPTS, LTD                                                 MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                       $      --
      Receivables, net                                                       --
      Inventories                                                            --
      Assets held for sale                                                   --
      Other current assets                                                   --
                                                                      ---------
          TOTAL CURRENT ASSETS                                               --
                                                                      ---------

Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --

                                                                      ---------
Net property and equipment                                                   --
                                                                      ---------
Other assets                                                                 --
                                                                      ---------

TOTAL ASSETS                                                          $      --
                                                                      ---------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                $      --
      Liabilities held for sale                                              --
      Other current liabilities                                              --
                                                                      ---------
          TOTAL CURRENT LIABILITIES                                          --
                                                                      ---------

Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --

Liabilities subject to compromise                                         1,249

Net intercompany due to (from)                                           (1,249)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                      ---------
          TOTAL SHAREHOLDERS' EQUITY                                  $      --
                                                                      ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $      --
                                                                      ---------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                $      --
Accounts payable                                                            542
Damage estimates for closed and rejected leases                              --
Other liabilities                                                            --
Pension obligation                                                           --
Taxes payable                                                               706
                                                                      ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               $   1,249


Notes

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
FLEMING COMPANIES, INC.                                             MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents [3]                                  $   215,928
      Receivables, net                                                   193,850
      Inventories                                                          6,370
      Assets held for sale                                                 1,114
      Other current assets                                                   135
                                                                     -----------
          TOTAL CURRENT ASSETS                                           417,397
                                                                     -----------

Investments and notes receivable, net                                         34
Investment in direct financing leases                                         --
                                                                     -----------
Net property and equipment                                                 5,532
                                                                     -----------
Other assets                                                               5,319
                                                                     -----------
TOTAL ASSETS                                                         $   428,282
                                                                     -----------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $    84,014
      Liabilities held for sale                                               --
      Other current liabilities                                           36,269
                                                                     -----------
          TOTAL CURRENT LIABILITIES                                      120,283
                                                                     -----------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                            816

Liabilities subject to compromise                                      2,286,235

Net intercompany due to (from)                                          (250,827)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                            136,221
      Capital in excess of par value                                     710,623
      Reinvested earnings (deficit)                                   (2,560,577)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability [2]                       (15,663)
          Cumulative foreign currency translation adjustment               1,172
                                                                     -----------
          TOTAL SHAREHOLDERS' EQUITY                                 $(1,728,225)
                                                                     -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $   428,282
                                                                     -----------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                               $ 1,540,701
Accounts payable                                                         292,955
Damage estimates for closed and rejected leases                          148,555
Other liabilities                                                         35,444
Pension obligation [2]                                                   254,084
Taxes payable                                                             14,497
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $ 2,286,235

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The amounts necessary to adjust the pension accrual to the settlement amount was made in April and reflected in the April Statement of Operations.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $68 million.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                      AS OF
FLEMING FOODS OF TEXAS, L.P.                                       MAY 31, 2004
-------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                          $    --
      Receivables, net                                                    25,117
      Inventories                                                             --
      Assets held for sale                                                    --
      Other current assets                                                    21
                                                                         -------
          TOTAL CURRENT ASSETS                                            25,137
                                                                         -------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --
                                                                         -------
Net property and equipment                                                    --
                                                                         -------
Other assets                                                                   4
                                                                         -------
TOTAL ASSETS                                                             $25,141
                                                                         -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                   $   199
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                         -------
          TOTAL CURRENT LIABILITIES                                          199
                                                                         -------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                         14,499

Net intercompany due to (from)                                            10,444

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                         -------
          TOTAL SHAREHOLDERS' EQUITY                                     $    --
                                                                         -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $25,141
                                                                         -------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $    --
Accounts payable                                                          12,498
Damage estimates for closed and rejected leases                               --
Other liabilities                                                            305
Pension obligation                                                            --
Taxes payable                                                              1,696
                                                                         -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $14,499


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                            AS OF
FLEMING INTERNATIONAL, LTD                                              MAY 31, 2004
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                             $     --
      Receivables, net                                                           190
      Inventories                                                                 --
      Assets held for sale                                                        --
      Other current assets                                                        --
                                                                            --------
          TOTAL CURRENT ASSETS                                                   190
                                                                            --------

Investments and notes receivable, net                                             --
Investment in direct financing leases                                             --
                                                                            --------
Net property and equipment                                                        --
                                                                            --------
Other assets                                                                      --
                                                                            --------
TOTAL ASSETS                                                                $    190
                                                                            --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                      $     --
      Liabilities held for sale                                                   --
      Other current liabilities                                                   --
                                                                            --------
          TOTAL CURRENT LIABILITIES                                               --
                                                                            --------

Long-term debt                                                                    --
Long-term obligations under capital leases                                        --
Other liabilities                                                                 --

Liabilities subject to compromise                                                 --

Net intercompany due to (from)                                                   190

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                     --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                            --------
         TOTAL SHAREHOLDERS' EQUITY                                         $     --
                                                                            --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $    190
                                                                            --------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                      $     --
Accounts payable                                                                  --
Damage estimates for closed and rejected leases                                   --
Other liabilities                                                                 --
Pension obligation                                                                --
Taxes payable                                                                     --
                                                                            --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                     $     --

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                         AS OF
FLEMING TRANSPORTATION SERVICES, INC.                                 MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                           $     --
      Receivables, net                                                          --
      Inventories                                                               --
      Assets held for sale                                                      --
      Other current assets                                                      --
                                                                          --------
          TOTAL CURRENT ASSETS                                                  --
                                                                          --------

Investments and notes receivable, net                                           --
Investment in direct financing leases                                           --
                                                                          --------
Net property and equipment                                                      --
                                                                          --------
Other assets                                                                    --
                                                                          --------
TOTAL ASSETS                                                              $     --
                                                                          --------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                    $      6
      Liabilities held for sale                                                 --
      Other current liabilities                                                 --
                                                                          --------
          TOTAL CURRENT LIABILITIES                                              6
                                                                          --------

Long-term debt                                                                  --
Long-term obligations under capital leases                                      --
Other liabilities                                                               --

Liabilities subject to compromise                                              252

Net intercompany due to (from)                                                (259)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                   --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                          --------
          TOTAL SHAREHOLDERS' EQUITY                                      $     --
                                                                          --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $     --
                                                                          --------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                    $     --
Accounts payable                                                               252
Damage estimates for closed and rejected leases                                 --
Other liabilities                                                               --
Pension obligation                                                              --
Taxes payable                                                                   --
                                                                          --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                   $    252


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
HEAD DISTRIBUTING COMPANY                                           MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                          $   395
      Receivables, net                                                    13,766
      Inventories                                                          4,169
      Assets held for sale                                                    --
      Other current assets                                                   144
                                                                         -------
          TOTAL CURRENT ASSETS                                            18,474
                                                                         -------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --
                                                                         -------
Net property and equipment                                                 1,853
                                                                         -------
Other assets                                                               1,283
                                                                         -------
TOTAL ASSETS                                                             $21,610
                                                                         -------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                   $ 4,331
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                         -------
          TOTAL CURRENT LIABILITIES                                        4,331
                                                                         -------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                          6,277

Net intercompany due to (from)                                            11,002

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                         -------
          TOTAL SHAREHOLDERS' EQUITY                                     $    --
                                                                         -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $21,610
                                                                         -------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $    --
Accounts payable                                                           6,271
Damage estimates for closed and rejected leases                               --
Other liabilities                                                              6
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                         -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $ 6,277


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                       AS OF
MINTER-WEISMAN CO.                                                  MAY 31, 2004
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                          $   595
      Receivables, net                                                    16,037
      Inventories                                                         12,629
      Assets held for sale                                                    --
      Other current assets                                                 1,432
                                                                         -------
          TOTAL CURRENT ASSETS                                            30,693
                                                                         -------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --
                                                                         -------
Net property and equipment                                                 2,266
                                                                         -------
Other assets                                                                  27
                                                                         -------
TOTAL ASSETS                                                             $32,986
                                                                         -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                   $ 7,144
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                         -------
          TOTAL CURRENT LIABILITIES                                        7,144
                                                                         -------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                          2,711

Net intercompany due to (from)                                            23,132

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                         -------
          TOTAL SHAREHOLDERS' EQUITY                                     $    --
                                                                         -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $32,986
                                                                         -------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $    --
Accounts payable                                                           2,711
Damage estimates for closed and rejected leases                               --
Other liabilities                                                             --
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                         -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $ 2,711


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                                  AS OF
PIGGLY WIGGLY COMPANY                                                          MAY 31, 2004
-------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                 $       --
      Receivables, net                                                                 441
      Inventories                                                                       --
      Assets held for sale                                                              --
      Other current assets                                                              --
                                                                                ----------
          TOTAL CURRENT ASSETS                                                         441
                                                                                ----------

Investments and notes receivable, net                                                   --
Investment in direct financing leases                                                   --
                                                                                ----------
Net property and equipment                                                              --
                                                                                ----------
Other assets                                                                            --
                                                                                ----------
TOTAL ASSETS                                                                    $      441
                                                                                ----------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                          $      149
      Liabilities held for sale                                                         --
      Other current liabilities                                                         --
                                                                                ----------
          TOTAL CURRENT LIABILITIES                                                    149
                                                                                ----------
Long-term debt                                                                          --
Long-term obligations under capital leases                                              --
Other liabilities                                                                       --

Liabilities subject to compromise                                                      320

Net intercompany due to (from)                                                         (29)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                           --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                                ----------
          TOTAL SHAREHOLDERS' EQUITY                                            $       --
                                                                                ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $      441
                                                                                ----------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $       --
Accounts payable                                                                       319
Damage estimates for closed and rejected leases                                         --
Other liabilities                                                                       --
Pension obligation                                                                      --
Taxes payable                                                                            1
                                                                                ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $      320


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                          AS OF
PROGRESSIVE REALTY, INC.                                              MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                       $       --
      Receivables, net                                                        --
      Inventories                                                             --
      Assets held for sale                                                    --
      Other current assets                                                    --
                                                                      ----------
          TOTAL CURRENT ASSETS                                                --
                                                                      ----------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --

                                                                      ----------
Net property and equipment                                                    --
                                                                      ----------
Other assets                                                                  --
                                                                      ----------
TOTAL ASSETS                                                          $       --
                                                                      ----------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                $       --
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                      ----------
          TOTAL CURRENT LIABILITIES                                           --
                                                                      ----------
Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                              9

Net intercompany due to (from)                                                (9)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                      ----------
          TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                      ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $       --
                                                                      ----------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                $       --
Accounts payable                                                               9
Damage estimates for closed and rejected leases                               --
Other liabilities                                                             --
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                      ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               $        9


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                         AS OF
RAINBOW FOOD GROUP, INC.                                              MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                        $       --
      Receivables, net                                                      4,519
      Inventories                                                              --
      Assets held for sale                                                     --
      Other current assets                                                      9
                                                                       ----------
          TOTAL CURRENT ASSETS                                              4,528
                                                                       ----------

Investments and notes receivable, net                                          --
Investment in direct financing leases                                          --
                                                                       ----------
Net property and equipment                                                     --
                                                                       ----------
Other assets                                                                   79
                                                                       ----------
TOTAL ASSETS                                                           $    4,607
                                                                       ----------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                 $      304
      Liabilities held for sale                                                --
      Other current liabilities                                                --
                                                                       ----------
          TOTAL CURRENT LIABILITIES                                           304
                                                                       ----------

Long-term debt                                                                 --
Long-term obligations under capital leases                                     --
Other liabilities                                                              --

Liabilities subject to compromise                                          19,793

Net intercompany due to (from)                                            (15,490)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                  --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                       ----------
          TOTAL SHAREHOLDERS' EQUITY                                   $       --
                                                                       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    4,607
                                                                       ----------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $       --
Accounts payable                                                           19,793
Damage estimates for closed and rejected leases                                --
Other liabilities                                                              --
Pension obligation                                                             --
Taxes payable                                                                  --
                                                                       ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $   19,793


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                        AS OF
RETAIL INVESTMENTS, INC.                                              MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                       $       --
      Receivables, net                                                        --
      Inventories                                                             --
      Assets held for sale                                                    --
      Other current assets                                                    --
                                                                      ----------
          TOTAL CURRENT ASSETS                                                --
                                                                      ----------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --
                                                                      ----------
Net property and equipment                                                    --
                                                                      ----------
Other assets                                                                  --
                                                                      ----------
TOTAL ASSETS                                                          $       --
                                                                      ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                $       --
      Liabilities held for sale                                               --
      Other current liabilities                                               --
                                                                      ----------
          TOTAL CURRENT LIABILITIES                                           --
                                                                      ----------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                             --

Net intercompany due to (from)                                                --

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                      ----------
          TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                      ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $       --
                                                                      ----------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                $       --
Accounts payable                                                              --
Damage estimates for closed and rejected leases                               --
Other liabilities                                                             --
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                      ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               $       --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                         AS OF
RFS MARKETING SERVICES, INC.                                          MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $       --
      Receivables, net                                                          --
      Inventories                                                               --
      Assets held for sale                                                      --
      Other current assets                                                      --
                                                                        ----------
          TOTAL CURRENT ASSETS                                                  --
                                                                        ----------

Investments and notes receivable, net                                           --
Investment in direct financing leases                                           --
                                                                        ----------
Net property and equipment                                                      --
                                                                        ----------
Other assets                                                                    --
                                                                        ----------
TOTAL ASSETS                                                            $       --
                                                                        ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $       --
      Liabilities held for sale                                                 --
      Other current liabilities                                                 --
                                                                        ----------
          TOTAL CURRENT LIABILITIES                                             --
                                                                        ----------

Long-term debt                                                                  --
Long-term obligations under capital leases                                      --
Other liabilities                                                               --

Liabilities subject to compromise                                               --

Net intercompany due to (from)                                                  --

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                   --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                        ----------
          TOTAL SHAREHOLDERS' EQUITY                                    $       --
                                                                        ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $       --
                                                                        ----------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $       --
Accounts payable                                                                --
Damage estimates for closed and rejected leases                                 --
Other liabilities                                                               --
Pension obligation                                                              --
Taxes payable                                                                   --
                                                                        ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $       --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                         AS OF
RICHMAR FOODS, INC.                                                   MAY 31, 2004
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                       $       --
      Receivables, net                                                     7,932
      Inventories                                                             --
      Assets held for sale                                                    --
      Other current assets                                                   753
                                                                      ----------
          TOTAL CURRENT ASSETS                                             8,685
                                                                      ----------

Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --
                                                                      ----------
Net property and equipment                                                    --
                                                                      ----------
Other assets                                                                  --
                                                                      ----------
TOTAL ASSETS                                                          $    8,685
                                                                      ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                $       55
      Liabilities held for sale                                               --
      Other current liabilities                                              134
                                                                      ----------
          TOTAL CURRENT LIABILITIES                                          189
                                                                      ----------

Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --

Liabilities subject to compromise                                         10,781

Net intercompany due to (from)                                            (2,285)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:                                 --
          Additional minimum pension liability
          Cumulative foreign currency translation adjustment
                                                                      ----------
          TOTAL SHAREHOLDERS' EQUITY                                  $       --
                                                                      ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $    8,685
                                                                      ----------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                $       --
Accounts payable                                                           8,108
Damage estimates for closed and rejected leases                               --
Other liabilities                                                          2,115
Pension obligation                                                            --
Taxes payable                                                                558
                                                                      ----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               $   10,781


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
(DOLLARS IN 000'S)


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.



                                     BEGINNING           AMOUNT                              ENDING
                                        TAX            WITHHELD OR         AMOUNT              TAX
FLEMING [9]                          LIABILITY          ACCRUED           PAID [9]          LIABILITY
-----------                          ---------         -----------       ---------          ---------
FEDERAL
Payroll Taxes [1]                    $      --         $      --         $      --          $      --
Income [10]                          $     130               227         $     (18)               340
                                     ---------         ---------         ---------          ---------
    TOTAL FEDERAL TAXES              $     130         $     227         $     (18)         $     340
                                     ---------         ---------         ---------          ---------
STATE AND LOCAL
Payroll Taxes [1]                    $      --         $      --         $      --          $      --
Sales [2]                            $      --                --                --                 --
Excise [2]                           $     144                --                --                144
Real & Personal Property [3]         $   2,441                --                --              2,441
Cigarette & Tobacco [4]              $      --                --                --                 --
Franchise [2]                        $     411                --                --                411
                                     ---------         ---------         ---------          ---------
    Total State and Local            $   2,996         $      --         $      --          $   2,996
                                     ---------         ---------         ---------          ---------
TOTAL TAXES                          $   3,127         $     227         $     (18)         $   3,336
                                     ---------         ---------         ---------          ---------




                                     BEGINNING           AMOUNT                              ENDING
                                        TAX            WITHHELD OR         AMOUNT              TAX
CORE-MARK [9]                        LIABILITY          ACCRUED           PAID [9]          LIABILITY
-------------                        ---------         -----------       ---------          ---------
FEDERAL
Payroll Taxes [1]                    $     347         $   2,359         $  (2,327)         $     379
Income [10]                          $     237                 5              (227)                15
                                     ---------         ---------         ---------          ---------
    TOTAL FEDERAL TAXES              $     584         $   2,364         $  (2,554)         $     394
                                     ---------         ---------         ---------          ---------
STATE AND LOCAL
Payroll Taxes [1]                    $     (24)        $     322         $    (320)         $     (22)
Sales                                $      14                45               (39)                19
Excise                               $     510               299              (257)               551
Real & Personal Property [3]         $     777                59               (19)               817
Cigarette & Tobacco                  $  32,520            84,234           (84,078)            32,676
Other: GST [5]                       $   2,018             2,205            (2,022)             2,201
Other: Spokane & Portland
   B&O Tax [6]                       $      55                47               (45)                56
                                     ---------         ---------         ---------          ---------
    Total State and Local            $  35,869         $  87,210         $ (86,781)         $  36,299
                                     ---------         ---------         ---------          ---------
TOTAL TAXES                          $  36,453         $  89,575         $ (89,335)         $  36,693
                                     ---------         ---------         ---------          ---------


                      SUMMARY OF UNPAID POSTPETITION DEBTS


FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                  AMOUNT
---------------------------------------------                 --------
Current                                                       $     --
0 - 30 days [7]                                                 84,728
31 - 60 days                                                        --
61 - 90 days                                                        --
91+ days                                                            --
                                                              --------
Total Accounts Payable [8]                                    $ 84,728
                                                              --------




CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)                AMOUNT
-----------------------------------------------               --------
Current                                                       $     --
0 - 30 days [7]                                                120,745
31 - 60 days                                                        --
61 - 90 days                                                        --
91+ days                                                            --
                                                              --------
Total Accounts Payable [8]                                    $120,745
                                                              --------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the previous months balance the net accrual increase or decrease in the current month.

[3] Fleming's postpetition real and personal property tax amounts are reviewed on an continuing basis and the Company anticipates additional adjustments will be made in future periods. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]   GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both Federal and State.


                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04
(DOLLARS IN 000'S)


                           ACCOUNTS RECEIVABLE AGINGS


FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                 AMOUNT
-----------------------------------------               ---------
Not Due                                                 $   2,865
Current                                                     7,295
1 - 7 days old                                                557
8 - 14 days old                                               557
15 - 21 days old                                              557
+ Over 21 days                                            302,040
Credits Over 21 days [5]                                       --
                                                        ---------
Total Accounts Receivable                               $ 313,871
                                                        ---------
Amount considered uncollectible (Bad Debt) [3]            (78,881)
                                                        ---------
Accounts Receivable (Net)                               $ 234,990
                                                        ---------


CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]               AMOUNT
-------------------------------------------             ---------
Current                                                 $ 165,988
1 - 30 days old                                            15,795
31 - 45 days old                                              879
40 - 60 days old                                              481
61 - 90 days old                                              437
91 - 120 days old                                             382
+ Over 120 days                                             4,017
                                                        ---------
Total Accounts Receivable                               $ 187,979
                                                        ---------
Amount considered uncollectible (Bad Debt) [3]             (5,554)
                                                        ---------
Accounts Receivable (Net)                               $ 182,425
                                                        ---------



                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                              YES                NO

1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period?                                                                        X
      If yes, provide an explanation below.

2.    Have any funds been disbursed from any account other than a debtor in
      possession account this reporting period?                                                              X
      If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                                  X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?                                                                X
      If no, provide an explanation below.


NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where the aging of detail accounts receivable amounts are not available, the amount is allocated to the aging brackets.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as the end of the current month.

[4] Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current.

[5] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.





                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   05/01/04 - 05/31/04



If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (15150 Preston Road, Suite 240; Dallas, TX 75248).

Ernst & Young LLP    2121 San Jacinto Street, Suite 1500           Dallas Office
                     Dallas TX 75201                        Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: MAY 1, 2004 TO MAY 31, 2004

                                                                   TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

o Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

o Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

o Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

o Prepare certain property tax returns and provide them to management of the Debtor for filing; and

o Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.



             June 21, 2004                        /s/ LISA S. VINES
------------------------------------             -------------------------------
               Date                              Lisa Shield Vines, Partner